Execution Version

Exhibit 10.1

AMENDMENT AND RESTATEMENT AGREEMENT

This AMENDMENT AND RESTATEMENT AGREEMENT, dated as of March 17, 2023 (this “Agreement”), by and among ENTRAVISION COMMUNICATIONS CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto, BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), as Swing Line Lender, L/C Issuer and as a 2023 Refinancing Term Loan Lender, the other 2023 Refinancing Term Loan Lenders and the New Revolving Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and each lender from time to time party thereto (the “Lenders”) entered into the Credit Agreement, dated as of November 30, 2017 (as amended by First Amendment and Limited Waiver, dated as of April 30, 2019, as amended by Second Amendment, dated as of June 4, 2021 and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower, the Guarantors and the Administrative Agent entered into the Security Agreement, dated as of November 30, 2017 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Security Agreement”);

WHEREAS, the Borrower and the other Guarantors party hereto have requested that the Consenting Lenders (as defined herein) and the Administrative Agent agree to amend the Existing Credit Agreement (including the Schedules and Exhibits thereto) and the Existing Security Agreement as provided herein (the “Amendment”) (capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Amended and Restated Credit Agreement (as defined below));

WHEREAS, Section 10.01 of the Existing Credit Agreement provides that the relevant Loan Parties (as defined therein) and the Lenders (as defined therein) may amend the Existing Credit Agreement and the other Loan Documents for certain purposes including to permit additional extensions of credit to be included in the Existing Credit Agreement;

WHEREAS, Section 10.01 of the Existing Credit Agreement provides that the Borrower and Lenders providing Refinancing Term Loans (as defined therein) may amend the Existing Credit Agreement and the other Loan Documents to permit the refinancing or replacement of all or any portion of the outstanding Term B Loans (as defined in the Existing Credit Agreement);

WHEREAS, Section 11.5 of the Existing Security Agreement provides that the Existing Security Agreement may be amended in accordance with the Existing Credit Agreement in writing by the Administrative Agent;

WHEREAS the 2023 Refinancing Term Loan Lenders (as defined herein) and the New Revolving Lenders (as defined herein), constituting all Lenders immediately after giving effect to the termination of the Existing Term Facility (as defined herein) and the establishment of (i) the Term A Facility and (ii) the Revolving Credit Facility under the Amended and Restated Credit Agreement, the borrowing of the 2023 Refinancing Term Loans, the establishment of the Revolving Commitments and use of proceeds thereof, consent to and approve the amendment to the Existing Credit Agreement contemplated hereby;

WHEREAS, the Term B Facility under and as defined in the Existing Credit Agreement (the “Existing Term Facility”) will be terminated on the Restatement Effective Date and (i) any term loans owed to each Term B Lender under the Existing Term Facility will be deemed repaid on the Restatement Effective Date by the Borrower thereof from the proceeds of a substantially simultaneous borrowing of Term A Loans by the Borrower under the Amended and Restated Credit Agreement and cash on hand;

WHEREAS, each of the parties identified as “New Revolving Lenders” on the signature pages hereto (collectively, the “New Revolving Lenders”) is agreeing, severally and not jointly, on the terms and conditions set forth in this Agreement and the Amended and Restated Credit Agreement, to make Revolving Loans to the Borrower on and after the Restatement Effective Date in an aggregate principal amount equal to its commitment set forth on Schedule 2.01 to the Amended and Restated Credit Agreement (such Schedule being attached as Exhibit C hereto) (such commitment, the “Revolving Commitment”), which shall be made available to the Administrative Agent in immediately available funds in accordance with the Amended and Restated Credit Agreement. The Revolving Loans shall comprise a new Class of Revolving Loans, and shall otherwise be subject to the provisions of the Amended and Restated Credit Agreement and the other Loan Documents. Upon the occurrence of the Restatement Effective Date, each New Revolving Lender shall have the rights and obligations of a Lender under the Amended and Restated Credit Agreement and under any other applicable Loan Documents. The Borrower and each other Loan Party acknowledges and agrees that (i) the Revolving Loans shall constitute Obligations and have all the benefits thereof and the Borrower shall be liable for all Obligations with respect to all Revolving Loans made to the Borrower on the terms set forth in the Amended and Restated Credit Agreement and the other Loan Documents pursuant to this Amendment and the Amended and Restated Credit Agreement and (ii) all such Obligations shall be secured by the Liens granted to the Administrative Agent for the benefit of the Secured Parties and be entitled to the benefits of the Collateral Documents and the Guaranty, in each case on the terms set forth in the Amended and Restated Credit Agreement and the other Loan Documents;

WHEREAS, subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, each New Revolving Lender agrees that (i) effective on and at all times after the Restatement Effective Date such New Revolving Lender will be bound by all obligations of a Revolving Lender under the Amended and Restated Credit Agreement in respect of its respective Revolving Commitments in the amount set forth on Schedule 2.01 to the Amended and Restated Credit Agreement and (ii) from time to time on or after the Restatement Effective Date such New Revolving Lender will fund Revolving Loans in accordance with the provisions of the Amended and Restated Credit Agreement;

WHEREAS, each of the parties identified as “2023 Refinancing Term Loan Lenders” on the signature pages hereto (collectively, the “2023 Refinancing Term Loan Lenders”) is agreeing, severally and not jointly, on the terms and conditions set forth in this Agreement and the Amended and Restated Credit Agreement, to make Refinancing Term Loans to the Borrower (the “2023 Refinancing Term Loans”) on the Restatement Effective Date in an aggregate principal amount equal to its commitments set forth on Schedule 2.01 to the Amended and Restated Credit Agreement, which shall be made available to the Administrative Agent in immediately available funds in accordance with the Amended and Restated Credit Agreement. The 2023 Refinancing Term Loans shall comprise a new Class of Term Loans, and shall otherwise be subject to the provisions of the Amended and Restated Credit Agreement and the other Loan Documents. Upon the occurrence of the Restatement Effective Date, each 2023 Refinancing Term Loan Lender shall have the rights and obligations of a Lender under the Amended and Restated Credit Agreement and under any other applicable Loan Documents. The Borrower and each other Loan Party acknowledge and agree that (i) the 2023 Refinancing Term Loans shall constitute Obligations and have all the benefits thereof and the Borrower shall be liable for all Obligations with respect to all 2023 Refinancing Term Loans made to the Borrower pursuant to this Amendment and the Amended and Restated Credit Agreement and (ii) all such Obligations shall be secured by the Liens granted to the Administrative Agent for the benefit of the Secured Parties and be entitled to the benefits of the Collateral Documents and the Guaranty, in each case on the terms set forth in the Amended and Restated Credit Agreement and the other Loan Documents;

WHEREAS, subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, each 2023 Refinancing Term Loan Lender agrees that effective on and at all times after the Restatement Effective Date such 2023 Refinancing Term Loan Lender will be bound by all obligations of a Term Lender under the Amended and Restated Credit Agreement in respect of its respective Term A Commitments in the amount set forth on Schedule 2.01 to the Amended and Restated Credit Agreement;

WHEREAS, the 2023 Refinancing Term Loan Lenders and each New Revolving Lender (collectively, the “Consenting Lenders”), immediately after giving effect to the termination of the Existing Term Facility, the establishment of the Revolving Commitments under the Amended and Restated Credit Agreement and the borrowing of the 2023 Refinancing Term Loans and use of proceeds thereof collectively constitute all Lenders (as defined in the Existing Credit Agreement) and have authorized the Administrative Agent to enter into this Agreement on behalf of the Lenders, and the Administrative Agent has agreed to this Agreement, in its capacity as Administrative Agent and on behalf of the Lenders, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1.
Consent of Required Lenders; Lender Signature Pages. Each Consenting Lender who delivers a counterpart to this Agreement hereby irrevocably agrees to the terms of this Agreement with respect to all of such Consenting Lender’s Loans and Commitments under and as defined in the Amended and Restated Credit Agreement and authorizes the Administrative Agent to enter into this Agreement on behalf of such Consenting Lender. Such agreement and authorization shall be irrevocably binding on any subsequent transferees, participants, successors and assigns with respect to such Loans and Commitments. Each of the Consenting Lenders and the other parties hereto acknowledge and agree that the execution and delivery of a signature page to this Agreement shall have the same force and effect as the execution and delivery of a counterpart to the Amended and Restated Credit Agreement.
2.
Amendments and Restatements. (a) The Administrative Agent hereby agrees, in its capacity as Administrative Agent and on behalf of the Consenting Lenders (i) that pursuant to Section 10.01 of the Existing Credit Agreement, the Existing Credit Agreement (together with the Schedules and Exhibits thereto) is, effective as of the Restatement Effective Date (as defined below), hereby amended in accordance with Section 10.01 thereof to permit the existence of the 2023 Refinancing Term Loans and the New Revolving Facility and the incurrence of all obligations in connection therewith all in accordance with the Amended and Restated Credit Agreement and (ii) immediately after giving effect to clause (i), (x) the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the Existing Credit Agreement as so amended and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), (y) Exhibits A, B, C, D, G, H, I and J to the Existing Credit Agreement are hereby replaced in their entirety with the exhibits attached as Exhibit B hereto and (z) Schedules 2.01 and 10.02 to the Existing Credit Agreement are hereby replaced in their entirety with the schedules attached as Exhibit C hereto. For the avoidance of doubt, this Agreement shall be a Loan Document for purposes of the Existing Credit Agreement and a Loan Document for purposes of the Amended and Restated Credit Agreement.

(b) On the Restatement Effective Date, the full principal amount of the Term B Loans (as defined in the Existing Credit Agreement), together with all accrued and unpaid interest (if any) thereon, shall be repaid by the Borrower in full in accordance with the terms and conditions set forth in the Existing Credit Agreement.

(c) The New Revolving Lenders agree, severally and not jointly, on the terms and conditions set forth in this Agreement and the Amended and Restated Credit Agreement, to make New Revolving Loans to the Borrower on and after the Restatement Effective Date, and until the earlier of the Maturity Date and the termination of the Revolving Commitment of such Revolving Lender in accordance with the terms of the Amended and Restated Credit Agreement, in an aggregate principal amount equal to its Revolving Commitment, which shall be made available to the Administrative Agent in immediately available funds in accordance with the Amended and Restated Credit Agreement.

(d) On the Restatement Effective Date, the 2023 Refinancing Term Loan Lender agrees, on the terms and conditions set forth in this Agreement and the Amended and Restated Credit Agreement, to make the 2023 Refinancing Term Loans in an aggregate principal amount equal to its commitment set forth on Schedule 2.01 to the Amended and Restated Credit Agreement, which shall be made available to the Administrative Agent in immediately available funds in accordance with the Amended and Restated Credit Agreement.

(e) The Consenting Lenders hereby instruct the Administrative Agent to amend the Existing Security Agreement as set forth below.

(f) The Administrative Agent and the Loan Parties hereby agree, pursuant to Section 10.01 of the Existing Credit Agreement and Section 11.5 of the Existing Security Agreement, that on the Restatement Effective Date, Section 11.4 of the Existing Security Agreement shall be deleted and replaced with the following:

“11.4 Termination; Release. Upon termination of the Commitments, payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made), this Agreement shall terminate. Upon such termination of this Agreement the Collateral shall be automatically released from the Lien of this Agreement. Upon such release or any release of Collateral or any part thereof in accordance with the provisions of the Credit Agreement, the Administrative Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to, or representation or warranty by the Administrative Agent, such of the Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Administrative Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including UCC-3 termination financing statements or releases) acknowledging the termination hereof or the release of such Collateral, as the case may be.”

3.
Effectiveness. This Agreement and the Amendment shall become effective as of the date (the “Restatement Effective Date”) on which each of the following conditions precedent have been fulfilled to the reasonable satisfaction of (or waived by) the Administrative Agent:
(g)
the Administrative Agent shall have received (x) executed counterparts of this Agreement duly executed and delivered by the Borrower, each of the Guarantors, the L/C Issuer, each

New Revolving Lender, the Swing Line Lender and the 2023 Refinancing Term Loan Lenders which collectively constitute all Lenders (as defined in the Existing Credit Agreement);
(h)
all conditions set forth in Section 4.01 of the Amended and Restated Credit Agreement shall have been satisfied or waived by the applicable parties; and
(i)
the Administrative Agent shall have received all fees payable thereto or to any Lender on or prior to the Restatement Effective Date and, to the extent invoiced at least three Business Days prior to the Restatement Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document on or prior to the Restatement Effective Date.

For purposes of determining whether the conditions specified in this Section 3 have been satisfied on the Restatement Effective Date, by funding the Loans under the Amended and Restated Credit Agreement, the Administrative Agent and each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder. The Administrative Agent shall notify the Lenders of the Restatement Effective Date upon the occurrence thereof, and such notice and the effectiveness of this Agreement and the Amended and Restated Credit Agreement shall be conclusive and binding upon all of the Lenders and all of the other parties to the Loan Documents and each of their successors and assigns; provided that, failure to give any such notice shall not affect the effectiveness, validity or enforceability of this Agreement and the Amended and Restated Credit Agreement.

4.
Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as of the Restatement Effective Date:
(a)
the representations and warranties of each Loan Party contained in Article V of the Amended and Restated Credit Agreement and in each other Loan Document (and acknowledging that this Agreement is a Loan Document) are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they are true and correct in all respects; and
(b)
no Default or Event of Default exists or will result from this Agreement.
5.
Post-Closing Matters. No later than 45 days following the Restatement Effective Date (or such longer period as may be agreed by the Administrative Agent in its reasonable discretion), the Borrower shall deliver or cause to be delivered to the Administrative Agent endorsements with respect to each insurance policy required by Section 6.07 of the Amended and Restated Credit Agreement, in form and substance satisfactory to the Administrative Agent.
6.
Costs and Expenses. Sections 10.04 of the Amended and Restated Credit Agreement is incorporated herein by reference, mutatis mutandis.

7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

8. Governing Law; Waiver of Right of Trial by Jury. Sections 10.14 and 10.15 of the Amended and Restated Credit Agreement are incorporated herein by reference, mutatis mutandis.

9. Effect of Agreement. Except as expressly set forth herein, (i) this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Amended and Restated Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended and Restated Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Amended and Restated Credit Agreement as amended hereby, or any other Loan Document, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. This Agreement shall constitute a Loan Document for all purposes and from and after the Restatement Effective Date, all references to the Amended and Restated Credit Agreement in any Loan Document and all references in the Amended and Restated Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Amended and Restated Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended and Restated Credit Agreement after giving effect to this Agreement.

10. No Novation. The parties hereto acknowledge and agree that the amendment and restatement of the Existing Credit Agreement and the Existing Security Agreement pursuant to this Agreement and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Existing Credit Agreement, the Existing Security Agreement or of any other Loan Documents as in effect prior to the Restatement Effective Date.

11. Reaffirmation.

(a) Each of the Loan Parties hereby consents to this Agreement and confirms and reaffirms (i) that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended and Restated Credit Agreement, (ii) its guaranty of the Obligations, (iii) its prior pledges and grants of security interests and Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents and (iv) such Guarantees, prior pledges and grants of security interests and liens on the Collateral to secure the Obligations, as applicable, shall continue to be in full force and effect, shall not be affected, impaired or discharged hereby or by the transactions contemplated in this Agreement and shall continue to inure to the benefit of the Administrative Agent, the Lenders and the other Secured Parties.

(b) To the extent applicable, each Loan Party hereby acknowledges, confirms and agrees that any financing statements, fixture filing, transmitting utility filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral previously filed in favor of the Administrative Agent are in full force and effect as of the date hereof and each Loan Party hereby ratifies its authorization for the Administrative Agent to file in any relevant jurisdictions any such financing statement, fixture filing, transmitting utility filing or other instrument relating to all or any part of the Collateral if filed prior to the date hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

ENTRAVISION COMMUNICATIONS CORPORATION

By: /s/ Christopher T. Young
Name: Christopher T. Young
Title: Interim Chief Executive Officer, and Chief
Financial Officer and Treasurer

ARIZONA RADIO, INC.

ASPEN FM, INC.

CHANNEL FIFTY SEVEN, INC.

DIAMOND RADIO, INC.

ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.

ENTRAVISION HOLDINGS, LLC

ENTRAVISION SAN DIEGO, INC.

ENTRAVISION-TEXAS G.P., LLC

ENTRAVISION-TEXAS L.P., INC.

ENTRAVISION-TEXAS LIMITED PARTNERSHIP

EVC COCINA HOLDINGS, LLC

LATIN COMMUNICATIONS GROUP INC.

LOS CEREZOS TELEVISION COMPANY

LOTUS/ENTRAVISION REPS LLC

PULPO MEDIA, INC.

THE COMMUNITY BROADCASTING COMPANY OF SAN DIEGO, INCORPORATED

TODOBEBE, LLC

VISTA TELEVISION, INC.

By: /s/ Christopher T. Young
Name: Christopher T. Young
Title: Interim Chief Executive Officer, and Chief
Financial Officer and Treasurer

[Signature Page to Restatement Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Teresa Weirath
Name: Teresa Weirath
Title: Vice President

[Signature Page to Restatement Agreement]

BANK OF AMERICA, N.A., as a 2023 Refinancing Term Loan Lender, a New Revolving Lender, L/C Issuer and Swing Line Lender

By: /s/ Sharad C Bhatt
Name: Sharad C Bhatt
Title: Senior Vice President

[Signature Page to Restatement Agreement]

Wells Fargo Bank, National Association, as a 2023 Refinancing Term Loan Lender and a New Revolving Lender

By: /s/ Brian Gilstrap
Name: Brian Gilstrap
Title: Director

[Signature Page to Restatement Agreement]

JPMORGAN CHASE BANK, N.A., as a 2023 Refinancing Term Loan Lender and a New Revolving Lender

By: /s/ Suzanne Barker
Name: Suzanne Barker
Title: Vice President

If a second signature is necessary:

By: ____________________________
Name:
Title:

[Signature Page to Restatement Agreement]

Royal Bank of Canada, as a 2023 Refinancing Term Loan Lender and a New Revolving Lender

By: /s/ Alfonse Simone
Name: Alfonse Simone
Title: Authorized Signatory

[Signature Page to Restatement Agreement]

TRUIST BANK, as a 2023 Refinancing Term Loan Lender and a New Revolving Lender

By: /s/ Kyle Giesel
Name: Kyle Giesel
Title: Vice President

[Signature Page to Restatement Agreement]

TEXAS CAPITAL BANK, as a 2023 Refinancing Term Loan Lender and a New Revolving Lender

By: /s/ Robert Smith
Name: Robert Smith
Title: Managing Director

If a second signature is necessary:

By: ____________________________
Name:
Title:

[Signature Page to Restatement Agreement]

CIBC BANK USA, as a 2023 Refinancing Term Loan Lender and a New Revolving Lender

By: /s/ Michael Silverman
Name: Michael Silverman
Title: Managing Director

[Signature Page to Restatement Agreement]

HomeStreet Bank, as a 2023 Refinancing Term Loan Lender

By: /s/ Jim Steele
Name: Jim Steele
Title: SVP / Correspondent Bank

[Signature Page to Restatement Agreement]

EXHIBIT A

[See attached]

EXHIBIT B

[See attached]

EXHIBIT C

[See attached]